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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT:  DECEMBER 15, 1995
                        (DATE OF EARLIEST EVENT REPORTED)


                            WEATHERFORD ENTERRA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          DELAWARE                        1-7867                       74-1681642
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
  OF INCORPORATION)
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       1360 POST OAK BOULEVARD, SUITE 1000
                HOUSTON, TEXAS                              77056-3098
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-9400


                                (NOT APPLICABLE)
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 15, 1995, Weatherford Enterra, Inc., a Delaware corporation ("Weatherford Enterra"), completed the acquisition (the "Acquisition") of substantially all of the assets of the natural gas compression business of Energy Industries, Inc., a Delaware corporation ("EI"), and Zapata Energy Industries, L.P., a Delaware limited partnership ("ZEI"), for a purchase price of approximately $130 million and the assumption of certain current liabilities. EI and ZEI are sometimes collectively referred to herein as "Zapata Energy Industries". The Agreement, dated as of September 20, 1995, among Zapata Corporation, a Delaware corporation ("Zapata"), EI, ZEI, Enterra Corporation, formerly a Delaware corporation ("Enterra"), and Enterra Compression Company, a Delaware corporation, regarding the Acquisition has been previously filed with the Securities and Exchange Commission (the "Commission") as Exhibit 2 to Enterra's Current Report on Form 8-K dated October 2, 1995 (Commission File Number 1-8153) and is incorporated herein by reference. Enterra was merged with and into Weatherford International Incorporated on October 5, 1995, and Weatherford Enterra is the surviving corporation of the merger. Weatherford Enterra funded the Acquisition through excess cash and borrowings from its existing revolving credit facility with Bank of America Illinois, Texas Commerce Bank National Association, Credit Lyonnais New York Branch, ABN Amro Bank, N.V., Bank of Montreal, First Interstate Bank of Texas, N.A., Arab Banking Corporation (B.S.C.) and the other financial institutions participating therein.

     Prior to the Acquisition, Zapata Energy Industries was engaged in the business of renting, fabricating, selling, installing and servicing natural gas compressor packages used in the oil and gas industry. Weatherford Enterra intends to continue to provide products and services, including the products and services previously provided by Zapata Energy Industries, around the world to the oil and gas exploration, production and transmission industries.

     A joint press release of Weatherford Enterra and Zapata relating to the closing of the Acquisition, dated December 15, 1995, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Financial statements of Zapata Energy Industries for the periods specified in Rule 3.05(b) of Regulation S-X are not currently available to Weatherford Enterra and will be filed by Weatherford Enterra by an amendment to this report as soon as practicable and in any event not later than 60 days after this Current Report on Form 8-K must be filed.


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     (b)  PRO FORMA FINANCIAL INFORMATION.

     Pro forma financial information required pursuant to Article 11 of Regulation S-X is not currently available to Weatherford Enterra and will be filed by Weatherford Enterra by an amendment to this report as soon as practicable and in any event not later than 60 days after this Current Report on Form 8-K must be filed.

     (c)  EXHIBITS.

     2.1 Agreement dated as of September 20, 1995, among Zapata Corporation, Energy Industries, Inc., Zapata Energy Industries, L.P., Enterra Corporation and Enterra Compression Company (incorporated by reference to Exhibit 2 to Enterra Corporation's Current Report on Form 8-K dated October 2, 1995 (Commission File No. 1-8153)).

     99.1 Joint Press Release of Weatherford Enterra, Inc. and Zapata Corporation dated December 15, 1995.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WEATHERFORD ENTERRA, INC.



Dated: December 29, 1995                     /s/  H. SUZANNE THOMAS
                                       ---------------------------------------
                                                  H. Suzanne Thomas
                                          Senior Vice President, Secretary
                                                 and General Counsel

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                                  EXHIBIT INDEX

2.1 Agreement dated as of September 20, 1995, among Zapata Corporation, Energy Industries, Inc., Zapata Energy Industries, L.P., Enterra Corporation and Enterra Compression Company (incorporated by reference to Exhibit 2 to Enterra Corporation's Current Report on Form 8-K dated October 2, 1995 (Commission File No. 1-8153)).

99.1 Joint Press Release of Weatherford Enterra, Inc. and Zapata
     Corporation dated December 15, 1995.